Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2016	Sep. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
2017	$ 109,520
2018	78,502
2019	52,593
2020	21,748
2021	9,280
Thereafter	9,884
Total	$ 281,527	$ 252,517